SECURITITES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

                                  FORM 8-K


                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities exchange Act of 1934



Date of Report (Date of earliest event reported) December 22, 1998


                                ACE LIMITED
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             (Exact Name of Registrant as Specified in Charter)



Cayman Islands                      1-11778                 Not Applicable
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(State or Other Jurisdiction      (Commission               I.R.S. Employer
(of Incorporation                 File Number)              Identification No.)



The ACE Building
30 Woodbourne Avenue
Hamilton, Bermuda                                      HM08
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(Address of Principal Executive Offices)             (Zip Code)



Registrant's telephone number, including area code:   (441) 295-5200
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                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)






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Item 5.           Other Events.

         On December 22, 1998, ACE Limited ("ACE") and CIGNA Corporation ("CIGNA") announced that they are discussing a global strategic alliance, including the possible acquisition of CIGNA's domestic and international property and casualty business by ACE.

         Included as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the press release.


Item 7.           Exhibits.

99.1              Press Release, dated December 22, 1998










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                                 Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   December 23, 1998                ACE LIMITED


                                          By:  /s/ Christopher Z. Marshall
                                              -----------------------------
                                              Christopher Z. Marshall
                                              Chief Financial Officer





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                               EXHIBIT INDEX

Exhibit
Number                          Description
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99.1           Press Release, dated December 22, 1998











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